ASSIGNMENT SEPARATE FROM CERTIFICATE
AND IRREVOCABLE STOCK POWER

     FOR VALUE RECEIVED, the undersigned does hereby assign and transfer the following shares of Acadia National Health Systems, Inc. (the "Company") Common Stock, standing in the name of the undersigned on the books of said
Company:

          82,875 to          Paul W. Chute
                             RFD #1, Box 2740
                             Buckfield, ME  04220

          73,125 to          Jacquelyn J. Magno
                             124 Fairway Drive
                             Auburn, ME  04240

          10,000 to          Daniel L. Barnett
                             RFD Box 2600
                             New Vineyard, ME  04956

     The undersigned does hereby irrevocably constitute and appoint the Company's transfer agent as attorney to transfer the said stock on the books of the transfer agent and the Company, with full power of substitution in the premises.

DATED:  July 29, 1997.
                                   ESTATE OF THOMAS N. HACKETT

                                   By:_____________________________
                                   ELAINE H. HACKETT,
                                   PERSONAL REPRESENTATIVE
STATE OF MAINE               )
                             ) ss:
COUNTY OF ANDROSCOGGIN       )

      The signature above is hereby guaranteed by an eligible guarantor institution (Bank, Stockbroker, Savings and Loan Association or Credit Union) with membership in an approved signature Medallion Program this ____ day of ______________, 1997.
                                   Signature guaranteed by: